SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

DREYFUS 100% U.S. TREASURY MONEY MARKET FUND

DREYFUS BASIC MONEY MARKET FUND, INC.

DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND

DREYFUS CASH MANAGEMENT

DREYFUS CASH MANAGEMENT PLUS, INC.

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.

DREYFUS GOVERNMENT CASH MANAGEMENT FUNDS

DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUNDS

DREYFUS LIQUID ASSETS, INC.

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

DREYFUS MONEY MARKET INSTRUMENTS, INC.

DREYFUS MUNICIPAL CASH MANAGEMENT PLUS

DREYFUS MUNICIPAL FUNDS, INC.

DREYFUS MUNICIPAL MONEY MARKET FUND, INC.

DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.

DREYFUS NEW YORK AMT-FREE MUNICIPAL MONEY MARKET FUND

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT

DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND

DREYFUS TAX EXEMPT CASH MANAGEMENT FUNDS

DREYFUS TREASURY & AGENCY CASH MANAGEMENT

DREYFUS TREASURY PRIME CASH MANAGEMENT

DREYFUS VARIABLE INVESTMENT FUND

DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.

GENERAL GOVERNMENT SECURITIES MONEY MARKET FUNDS, INC.

GENERAL MONEY MARKET FUND, INC.

(Name of Registrants as Specified in Charters)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrants)

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The Dreyfus Family of Funds

200 Park Avenue

New York, New York 10166

Dear Stockholder:

Your Dreyfus fund(s) and many other funds in the Dreyfus Family of Funds will hold special stockholder meetings on November 16, 2009. Stockholders of each fund will be asked to approve one or more changes to the fund’s fundamental policies and investment restrictions. These changes would not alter the funds’ investment objectives or basic investment policies.

Specifically, stockholders of each fund will be asked to approve one or more changes to the fund’s fundamental policies and investment restrictions to increase the funds’ flexibility in managing liquidity needs and to enable the fund to participate in an interfund lending program whereby certain funds in the Dreyfus Family of Funds may directly lend to and borrow money from each other for temporary purposes. This program, for example, would permit your fund to borrow money from other Dreyfus funds as needed to make redemptions while awaiting payment for securities that it has sold. In addition, your fund could lend its cash reserves to other Dreyfus funds to meet their temporary borrowing needs. The funds would seek to use the proposed interfund lending program to (i) reduce the cost that would be incurred in borrowing from banks and other lenders and (ii) earn higher interest rates on cash balances they currently use to invest in short-term investments or repurchase agreements. In addition, stockholders of certain funds will be asked to approve changes to other fundamental policies and investment restrictions of their funds to provide such funds with greater management and/or investment flexibility, and to conform the relevant policies and restrictions to those of most other similar funds in the Dreyfus Family of Funds.

The proxy statement provides a detailed description of the proposed changes to fundamental policies and investment restrictions. You will have the opportunity to vote separately on each change that applies to your fund as described on the enclosed proxy card(s). Please take the time to read the enclosed materials.

Since the proposals are common to several funds, we have combined the proxy statement. If you own shares of more than one of these Dreyfus funds, the combined proxy statement saves you the time of reading more than one document before you vote. After careful review, your fund’s Board has approved the proposal relevant to your fund, and recommends that you vote in favor of the proposals relevant to your fund. If you own shares of more than one of these Dreyfus funds on the record date for the meeting, please note that each fund has a separate card. You should vote each one.

Remember, your vote is extremely important, no matter how large or small your fund holdings. To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign each enclosed proxy card and mail it in the enclosed, postage-paid envelope.
•	By Internet. Have your proxy card(s) available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the simple instructions on the website.
•	By Telephone. Have your proxy card(s) available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the simple recorded instructions.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the full text of the proxy statement before you vote. If you have any questions before you vote, please call our proxy solicitor at 1-800-___-_____.

Your vote is very important to us. Thank you for your response and for you continued investment with the Dreyfus Family of Funds.

Sincerely,

J. David Officer

President

The Dreyfus Family of Funds

PRELIMINARY COPY

THE DREYFUS FAMILY OF FUNDS

_____________________________________________

Notice of Special Meetings of Stockholders

_____________________________________________

To the Stockholders:

Special Meetings of Stockholders of each of the funds in the Dreyfus Family of Funds listed below (each, a “Fund” and, collectively, the “Funds”) will be held at the offices of The Dreyfus Corporation (“Dreyfus”), 200 Park Avenue, 8th Floor, New York, New York 10166, on Monday, November 16, 2009 at the time set forth on Schedule 1 to the proxy statement, for the following purposes:

1.         To approve changes to fundamental policies and investment restrictions relating to borrowing and/or lending as follows:

A.	With respect to Funds in Group A only, to approve amending the Fund’s policy regarding borrowing;
B.	With respect to Funds in Groups A and B, to approve amending the Fund’s policy regarding lending.

2.         To approve changes to certain fundamental policies and investment restrictions as follows:

A.	With respect to Funds in Group C only, to permit investment in additional money market instruments.
B.	With respect to Funds in Group D only, to permit investment in other investment companies.

3.         To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

Stockholders of record at the close of business on September 4, 2009 will be entitled to receive notice of and to vote at the meeting.

By Order of the Boards

Michael A. Rosenberg

Secretary

New York, New York

September 15, 2009

WE NEED YOUR PROXY VOTE IMMEDIATELY.

A STOCKHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF STOCKHOLDERS OF A FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD(S) OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

The Funds are:

Group A Funds	Group B Funds
Stockholders of Group A Funds are being asked to approve Proposal 1(A) to permit the Funds’ to borrow money, including under an interfund lending program.	Stockholders of Groups A and B Funds are being asked to approve Proposal 1(B) to permit the Funds’ to lend money, including under an interfund lending program.

Dreyfus BASIC Municipal Money Market Fund

Dreyfus BASIC U.S. Government Money Market Fund

Dreyfus Cash Management

Dreyfus Cash Management Plus, Inc.

Dreyfus Connecticut Municipal Money Market Fund, Inc.

Dreyfus Government Cash Management

Dreyfus Massachusetts Municipal Money Market Fund

Dreyfus Money Market Instruments, Inc.
--Government Securities Series
--Money Market Series

Dreyfus Municipal Cash Management Plus

Dreyfus Municipal Money Market Fund, Inc.

Dreyfus New York AMT-Free Municipal Money Market Fund

Dreyfus New York Municipal Cash Management

Dreyfus New Jersey Municipal Money Market Fund, Inc.

Dreyfus 100% U.S. Treasury Money Market Fund

Dreyfus Pennsylvania Municipal Money Market Fund

Dreyfus Tax Exempt Cash Management

Dreyfus Treasury & Agency Cash Management

Dreyfus Treasury Prime Cash Management

Dreyfus Variable Investment Fund
--Money Market Portfolio

General Government Securities Money Market Fund

General Money Market Fund, Inc.

General Treasury Prime Money Market Fund

Dreyfus BASIC Money Market Fund, Inc.

Dreyfus BASIC New Jersey Municipal Money Market Fund

Dreyfus Government Prime Cash Management

Dreyfus Institutional Preferred Money Market Fund

Dreyfus Institutional Preferred Plus Money Market Fund

Dreyfus Liquid Assets, Inc.

Dreyfus Worldwide Dollar Money Market Fund, Inc.

Group C Funds	Group D Funds
Stockholders of Group C Funds are being asked to approve Proposal 2(A) to permit the Funds’ to invest in additional money market instruments.	Stockholders of Group D Funds are being asked to approve Proposal 2(B) to permit the Funds’ to invest in other investment companies.
Dreyfus Cash Management Dreyfus Cash Management Plus, Inc. Dreyfus Money Market Instruments, Inc. --Money Market Series General Money Market Fund, Inc.

Dreyfus BASIC Municipal Money Market Fund

Dreyfus Cash Management

Dreyfus Cash Management Plus, Inc.

Dreyfus Connecticut Municipal Money Market Fund, Inc.

Dreyfus Government Cash Management

Dreyfus Massachusetts Municipal Money Market Fund

Dreyfus Money Market Instruments, Inc.
--Government Securities Series
--Money Market Series

Dreyfus Municipal Cash Management Plus

Dreyfus Municipal Money Market Fund, Inc.

Dreyfus New Jersey Municipal Money Market Fund, Inc.

Dreyfus New York AMT-Free Municipal Money Market Fund

Dreyfus New York Municipal Cash Management

Dreyfus Pennsylvania Municipal Money Market Fund

Dreyfus Tax Exempt Cash Management

Dreyfus Treasury & Agency Cash Management

Dreyfus Treasury Prime Cash Management

General Government Securities Money Market Fund

General Money Market Fund, Inc.

PRELIMINARY COPY

THE DREYFUS FAMILY OF FUNDS

COMBINED PROXY STATEMENT

Special Meetings of Stockholders

to be held on November 16, 2009

This proxy statement is furnished in connection with a solicitation of proxies by the Board of each of the funds in the Dreyfus Family of Funds listed in the accompanying Notice of Special Meetings of Stockholders (each, a “Fund” and, collectively, the “Funds”) to be used at the special meeting of stockholders (the “Meeting”) of each Fund to be held on November 16, 2009 at the time set forth on Schedule 1 to this proxy statement, at the offices of The Dreyfus Corporation (“Dreyfus”), 200 Park Avenue, 8th Floor, New York, New York 10166, for the purposes set forth in such Notice. Stockholders of record at the close of business on September 4, 2009 are entitled to receive notice of and to vote at the Meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders can vote only on matters affecting the Fund(s) of which they are stockholders. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy, by calling the toll-free telephone number, through the Internet, or by letter or telegram directed to the relevant Fund, which must indicate the stockholder’s name and account number. To be effective, such revocation must be received before the Meeting. In addition, any stockholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

Stockholders of each Fund will vote as a single class and will vote separately on each proposal on which stockholders of that Fund are entitled to vote. If a proposal is approved by stockholders of one Fund and not approved by stockholders of any other Fund, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for any Fund that did not approve the proposal. Therefore, it is essential that stockholders who own shares in more than one Fund complete, date, sign and return each proxy card they receive.

The following table indicates the proposals to be presented at the Meeting and the Funds solicited with respect to such proposal:

AFFECTED FUNDS	PROPOSAL
	1(A)	1(B)	2(A)	2(B)

Dreyfus BASIC Money Market Fund, Inc.		X
Dreyfus BASIC Municipal Money Market Fund	X	X
Dreyfus BASIC New Jersey Municipal Money Market Fund		X
Dreyfus BASIC U.S. Government Money Market Fund	X	X
Dreyfus Cash Management	X	X	X	X
Dreyfus Cash Management Plus, Inc.	X	X	X	X
Dreyfus Connecticut Municipal Money Market Fund, Inc.	X	X		X
Dreyfus Government Cash Management	X	X		X
Dreyfus Government Prime Cash Management		X
Dreyfus Institutional Preferred Money Market Fund		X
Dreyfus Institutional Preferred Plus Money Market Fund		X
Dreyfus Liquid Assets, Inc.		X
Dreyfus Massachusetts Municipal Money Market Fund	X	X
Dreyfus Money Market Instruments, Inc.
-- Government Securities Series	X	X		X
-- Money Market Series	X	X	X	X
Dreyfus Municipal Cash Management Plus	X	X		X
Dreyfus Municipal Money Market Fund, Inc.	X	X
Dreyfus New York AMT-Free Municipal Money Market Fund	X	X
Dreyfus New York Municipal Cash Management	X	X
Dreyfus New Jersey Municipal Money Market Fund, Inc.	X	X
Dreyfus 100% U.S. Treasury Money Market Fund	X	X
Dreyfus Pennsylvania Municipal Money Market Fund	X	X
Dreyfus Tax Exempt Cash Management	X	X		X
Dreyfus Treasury & Agency Cash Management	X	X		X
Dreyfus Treasury Prime Cash Management	X	X		X
Dreyfus Variable Investment Fund
-- Money Market Portfolio	X	X
Dreyfus Worldwide Dollar Money Market Fund, Inc.		X
General Government Securities Money Market Fund	X	X		X
General Money Market Fund, Inc.	X	X	X	X
General Treasury Prime Money Market Fund	X	X

Information as to the number of shares outstanding and share ownership for each Fund is set forth on Schedule 2 to this proxy statement.

It is estimated that proxy materials will be mailed to stockholders of record on or about September 15, 2009. The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166. Copies of each Fund’s most recent Annual and Semi-Annual Reports are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll-free 1-800-645-6561.

IMPORTANT NOTICE REGARDING INTERNET

AVAILABILITY OF PROXY MATERIALS

THIS PROXY STATEMENT AND COPIES OF EACH FUND’S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE AT HTTP://WWW.DREYFUS.COM/PROXYINFO.HTM.

PROPOSAL 1:	TO APPROVE CHANGES TO THE FUNDS’ FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS RELATING TO BORROWING AND/OR LENDING

Introduction

Each Fund’s Board has determined that it would be in the Fund’s best interests if the Fund had more flexibility in managing liquidity needs and were permitted to participate in an interfund lending program whereby the Funds may directly lend to and borrow money from each other for temporary purposes. The Funds would seek to use the proposed interfund lending program to (i) reduce the cost that would be incurred in borrowing from banks and other lenders and (ii) earn higher interest rates on cash balances they currently use to invest in short-term investments or repurchase agreements. This Proposal does not involve any change to a Fund’s investment objective.

At any particular time, while some Funds have excess cash which they lend to banks or other entities by entering into repurchase agreements or use to purchase other short-term instruments, other Funds may need to borrow money from banks for temporary purposes to satisfy redemption requests, to cover unanticipated cash shortfalls such as a trade “fail” in which cash payment for a security sold by a Fund has been delayed, or for other temporary purposes. Currently, the Funds have credit arrangements with their custodian bank under which the custodian bank may, but is not obligated to, lend money to the Funds to meet the Funds’ temporary cash needs (i.e., overdraft protection), and certain Funds could apply for committed lines of credit with various banks that are available to other funds in the Dreyfus Family of Funds pursuant to which such banks are obligated to lend money to those funds to meet their temporary cash needs or arrange for separate bank lines of credit.

Although bank borrowings, if available, generally could supply cash needed to cover unanticipated redemptions and sales fails, under the proposed interfund lending program, a borrowing Fund would pay lower interest rates than those that are payable under the lines of credit or other short-term loans offered by banks. In addition, Funds making short-term cash loans directly to other Funds would earn interest at a rate higher than they otherwise could obtain from investing their cash in overnight repurchase agreements or other short-term investments. Thus, the proposed interfund lending program would benefit both borrowing and lending Funds.

The Funds have received an Order from the Securities and Exchange Commission (the “SEC”) exempting the Funds from certain provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), to permit the proposed interfund lending program. Pursuant to the SEC Order, funds in the Dreyfus Family of Funds, including the Funds, are permitted, subject to their investment restrictions, to lend and borrow money for temporary purposes directly to and from each other (an “Interfund Loan”), subject to compliance with the conditions of the Order. No Fund may participate in interfund lending unless it has fully disclosed in its prospectus and/or statement of additional information all material facts about its intended participation. Dreyfus, each Fund’s investment adviser, is required to administer the interfund lending program as part of its duties under its management contract with each Fund and will receive no additional fee as compensation for its services.

The interest rate charged to the Funds on any Interfund Loan (the “Interfund Loan Rate”) would be the average of the “Repo Rate” and the “Bank Loan Rate.” The Repo Rate for any day would be the highest rate available to the Funds from investments in overnight repurchase agreements. The Bank Loan Rate would be calculated by Dreyfus each day an Interfund Loan is made according to a formula established by the Funds’ Boards designed to approximate the lowest interest rate at which bank short-term loans would be available to the Funds. The Bank Loan Rate formula would be based upon a publicly available rate (e.g., Federal Funds plus 25 basis points) and would vary with this rate so as to reflect changing bank loan rates. The Funds’ Boards would periodically review the continuing appropriateness of using the publicly available rate, as well as the relationship between the Bank Loan Rate and current bank loan rates available to the Funds. The initial formula and any subsequent modifications to the formula would be subject to the approval of each Fund’s Board.

Under the proposed interfund lending program, Dreyfus would compare on each business day the Bank Loan Rate with the Repo Rate and make cash available for Interfund Loans only if the Interfund Loan Rate is more favorable to the lending fund than the Repo Rate and more favorable to the borrowing fund than the Bank Loan Rate. Dreyfus would calculate total fund borrowing and lending demand, and allocate loans on an equitable basis among the Funds. Dreyfus would be required to prepare and submit to each Fund’s Board for review an initial report describing the operations of the interfund lending program and the procedures to be implemented to ensure that all Funds are treated fairly. Dreyfus also would be required to monitor the interest rates charged and other terms and conditions of the Interfund Loans and prepare for each Fund’s Board a quarterly report regarding the Fund’s transactions and the interest rates charged thereunder. The actual terms of the interfund lending program may change from time to time from the description provided in this proxy statement and the conditions under which the Funds may directly lend to and borrow money from each other may change as a result of regulatory action or as approved by the Funds’ Boards, subject to the requirements of the SEC Order or such regulatory action.

A Fund’s participation in the interfund lending program must be consistent with the Fund’s investment policies and limitations. The proposed new fundamental policies and investment restrictions will provide the Funds with more flexibility in managing liquidity needs and enable each Fund to participate in the interfund lending program. In addition, the Funds would still be permitted to establish committed lines of credit or other borrowing arrangements with banks or as otherwise permitted under the 1940 Act.

PROPOSAL 1(A):	TO APPROVE AMENDING THE FUND’S POLICY
REGARDING BORROWING

Stockholders of each Fund in Group A only vote on Proposal 1(A).

In order for each Fund in Group A to be able to participate in the interfund lending program as a borrower, the Fund’s fundamental investment restriction regarding borrowing money must be amended, which requires stockholder approval. Currently, each Fund in Group B that would participate in the interfund lending program as a borrower is permitted to do so under its fundamental investment restriction with respect to borrowing money. Expanding the ability to borrow also will increase the Funds’ flexibility in managing liquidity needs.

Each Group A Fund’s current fundamental investment restriction regarding borrowing currently states, in relevant part, that the Fund may not borrow money, except from banks for temporary or emergency (not leveraging) purposes. Generally, such borrowing is limited to up to 15% of the value of the Fund’s total assets (including the amount borrowed) at the time the borrowing is made. Each Group A Fund’s current fundamental investment restriction regarding borrowing is set forth in Exhibit A to this proxy statement.

The Board of each Fund in Group A recommends that stockholders vote to amend the Fund’s fundamental investment restriction regarding borrowing to read as follows:

Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets).

If the investment restriction is so amended, each such Fund currently would borrow money only for temporary or emergency (not leveraging) purposes. In addition, if a Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund would be permitted to borrow on a secured basis only, by segregating collateral with a market value at least equal to 102% of the outstanding principal value of the loan. A Fund would not be permitted to borrow if its total outstanding borrowings immediately after the interfund borrowing would be more than 33-1/3% of its total assets.

*         *         *

PROPOSAL l(B):	TO APPROVE AMENDING THE FUND’S POLICY
REGARDING LENDING

Stockholders of each Fund vote on Proposal 1(B).

In order for each Fund to be able to participate in the interfund lending program as a lender, the Fund’s fundamental investment restriction regarding lending must be amended, which requires stockholder approval. Each Fund’s current fundamental investment restriction regarding lending currently states, in relevant part, that the Fund may not make loans to others, except through the purchase of debt obligations. Each Fund’s current fundamental investment restriction regarding lending is set forth in Exhibit B to this proxy statement.

The Board of each Fund recommends that stockholders vote to amend the Fund’s fundamental investment restriction regarding lending to read as follows:

Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the Fund’s total assets). For purposes of this Investment Restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund’s Board.

If the investment restriction is so amended, no Fund would be permitted to lend or borrow more than the maximum amount permitted under the 1940 Act (currently, no more than 33-1/3% of the value of the Fund’s total assets). Moreover, a Fund’s Interfund Loans to any one fund participating in the interfund lending program may not exceed 5% of the Fund’s net assets and a Fund’s Interfund Loans to all funds may not exceed 15% of the Fund’s net assets at the time of the loan. The duration of any Interfund Loan would be limited to no more than seven days and could be called on one business day’s notice by the lending Fund. Because the interest earned by the lending Fund on Interfund Loans is taxable, Funds that invest primarily in municipal securities would participate in the interfund lending program as lenders only if Dreyfus determines that such participation would be in the best interests of the stockholders of such Fund.

The proposed changes to the investment restriction regarding lending also would clarify, in certain cases, the Fund’s flexibility to engage in transactions that might be deemed to involve loans, such as the purchase of certain debt instruments. In addition, although the proposed changes to the investment restriction regarding lending would permit the Funds to lend their portfolio securities, none of the Funds currently intends to lend its portfolio securities. Before a Fund would lend its portfolio securities, it would give its stockholders prior notice and provide appropriate disclosure in its prospectus and statement of additional information.

*         *         *

Vote Required and Each Board’s Recommendation

Approval of changes to fundamental policies, for each respective Fund, as set forth in proposal 1 in this proxy statement and on the Fund’s proxy card, requires the affirmative vote of (a) 67% of the Fund’s outstanding voting securities present at the Meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy, or (b) more than 50% of the Fund’s outstanding voting securities, whichever is less.

EACH FUND’S BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE CHANGES TO THE FUND’S FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS RELATING TO BORROWING AND/OR LENDING AS DESCRIBED ABOVE.

*         *         *

PROPOSAL 2:	TO APPROVE CHANGES TO CERTAIN OF THE FUNDS’ FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

Introduction

Management of each Fund believes it appropriate to modify or eliminate certain investment restrictions which are fundamental policies as described below. The 1940 Act requires that a relatively limited number of investment policies and restrictions be designated as fundamental policies that may not be changed without stockholder approval.1 When the Funds were formed, each Fund’s Board adopted certain restrictions now believed to be unduly restrictive, and designated a number of other policies as fundamental in response to certain regulatory requirements (e.g., state regulatory requirements that have since been repealed or are no longer applicable as a result of the passage of the National Securities Markets Improvement Act of 1996) or business or industry conditions that no longer exist.

The Boards of the relevant Funds have approved changes to certain of the Fund’s fundamental polices and investment restrictions and recommend stockholders approve such changes as follows:

(A)	With respect to Funds in Group C only, to permit investment in additional money market instruments; and
(B)	With respect to Funds in Group D only, to permit investment in other investment companies.

The Boards and Fund management believe that the changes are in the best interests of the respective Funds and will enhance Dreyfus’ ability to manage the Fund’s assets and increase investment management opportunities, including during periods when other markets may be less liquid. This Proposal does not involve any change to a Fund’s investment objective.

________________

1          The policies required to be fundamental under the 1940 Act relate to (a) the classification and subclassification under the 1940 Act within which the Fund may operate, (b) borrowing money, (c) issuing senior securities, (d) engaging in the business of underwriting securities issued by other persons, (e) concentrating investments in a particular industry or group of industries, (f) purchasing and selling real estate or commodities, (g) making loans to other persons, and (h) changing the nature of the business so as to cease to be an investment company.

PROPOSAL 2(A):	TO PERMIT INVESTMENT IN ADDITIONAL
MONEY MARKET INSTRUMENTS

Stockholders of each Fund in Group C only vote on Proposal 2(B).

Each Fund in Group C seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue its goal, each Fund invests in a diversified portfolio of high quality, short-term debt securities. As a fundamental policy, none of the Funds is permitted to purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

Management believes that in a rapidly changing market it is important for each Fund in Group C to have greater flexibility in the types of money market instruments in which the Fund is permitted to invest consistent with the Fund’s investment objective. For example, if this proposal is approved by stockholders, the Funds would be permitted to invest in debt securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified municipal securities. The Funds would invest in such municipal securities and other money market instruments only to the extent such investment met the quality and maturity requirements under the 1940 Act that money market instruments must meet to be eligible investments for the Funds, and was consistent with the Fund’s investment objective. Any such investment would be subject to prior disclosure in Fund offering documents.

To enable each Fund to broaden its permissible investments as described above, the Fund’s Board approved eliminating the Fund’s fundamental policy and investment restriction limiting a Fund’s investments and directed that this proposal be submitted to stockholders for their approval. The recommended changes also will provide flexibility to respond to future legal, regulatory, market or technical changes.

This proposal does NOT involve any change to a Fund’s investment objective. Each Fund also will continue to operate as a money market fund and be required to meet the strict federal requirements governing money market funds.

*         *         *

PROPOSAL 2(B):	TO PERMIT INVESTMENT IN OTHER
INVESTMENT COMPANIES

Stockholders of each Fund in Group D only vote on Proposal 2(B).

Most of the funds in the Dreyfus Family of Funds have the ability to invest in securities issued by other investment companies. Funds in Group D either are not permitted by their fundamental policies to invest in other investment companies or are limited by such policies in the types of other investment companies in which they may invest or the circumstances under which such investment may be made. The respective Boards of the Funds in Group D recommend that stockholders approve the changes to the Funds’ fundamental policies to permit the Funds to invest in the securities of other investment companies to the extent permitted under the 1940 Act, as described below, and make such policies non-fundamental. Non-fundamental policies may be changed by the Fund’s Board at any time without stockholder approval. Each Fund’s current fundamental investment restriction regarding investments in other investment companies is set forth in Exhibit C to this proxy statement.

Generally, if the changes are approved by stockholders, a Fund would be able to invest its uninvested cash or, if it participated in the securities lending program, cash collateral received from borrowers of the Funds’ portfolio securities, in shares of one or more money market funds advised by Dreyfus. The Funds also would be able to invest in the securities of other investment companies for investment purposes.

Under the 1940 Act, a Fund’s investment in the securities of other investment companies, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in the aggregate. Investments of a Fund’s uninvested cash reserves or cash the Fund receives as collateral from borrowers of its portfolio securities in connection with securities lending in shares of one or more money market funds advised by Dreyfus would not be subject to the limitations described above.

Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. With respect to the management fees to be earned by Dreyfus in connection with the investment of one fund’s uninvested cash, totally separate and apart from the securities lending program, in another Dreyfus fund, Dreyfus will reduce the management fee charged the first fund by the amount of the fee it earns in the second fund.

If approved by the respective Fund’s stockholders, each Fund’s current fundamental policy with respect to investing in the securities of other investment companies would be replaced in its entirety with a non-fundamental policy that could be changed by the Fund’s Board members at any time without stockholder approval. The non-fundamental policy would read as follows:

“The Fund may not purchase securities of other investment
companies, except to the extent permitted under the 1940 Act.”

*         *         *

Vote Required and Each Board’s Recommendation

Approval of changes to fundamental policies, for each respective Fund, as set forth in proposal 2 in this proxy statement and on the Fund’s proxy card, requires the affirmative vote of (a) 67% of the Fund’s outstanding voting securities present at the Meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy, or (b) more than 50% of the Fund’s outstanding voting securities, whichever is less.

EACH FUND’S BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE CHANGES TO THE FUND’S FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS DESCRIBED ABOVE.

ADDITIONAL INFORMATION

Service Providers

Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund’s investment adviser. Founded in 1947, Dreyfus manages approximately $339 billion in approximately 180 mutual fund portfolios. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (“BNY Mellon”), a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $20 trillion in assets under custody and administration and $881 billion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund’s distributor.

Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, serves as each Fund’s transfer agent. Dreyfus Transfer, Inc. is located at 200 Park Avenue, New York, New York 10166.

The Bank of New York Mellon serves as each Fund’s custodian and provides each Fund with cash management services. The Bank of New York Mellon is located at One Wall Street, New York, New York 10286.

Voting Information

The cost of preparing, assembling and mailing this proxy statement and the attached Notice of Special Meetings of Stockholders and the accompanying proxy card(s), as well as the costs associated with the proxy solicitation, will be borne by Dreyfus. In addition to the use of the mails, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Dreyfus may retain an outside firm to assist in the solicitation of proxies primarily by contacting stockholders by telephone, the cost of which would be borne Dreyfus. Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the stockholder’s identity. In all cases where a telephonic proxy is solicited (as opposed to where the stockholder calls the toll-free number directly to vote), the stockholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the stockholder has received the Fund’s proxy statement and proxy card in the mail. Within 72 hours of receiving a stockholder’s telephonic or electronically transmitted voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder’s instructions and to provide a telephone number to call immediately if the stockholder’s instructions are not correctly reflected in the confirmation. Any stockholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy, by calling the toll-free telephone number or through the Internet, or by attending the Meeting and voting in person.

If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have a discretionary power) or is marked with an abstention (collectively, “abstentions”), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote in favor of a proposal. For this reason, abstentions will have the effect of a “no” vote for the purpose of obtaining requisite approval for the proposals.

If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. A stockholder vote may be taken for one or more of the proposals in this proxy statement prior to any adjournment if sufficient votes have been received for approval. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” the proposals in favor of such adjournment, and will vote those proxies required to be voted “AGAINST” the proposals against any adjournment.

With respect to Dreyfus individual retirement accounts (“IRAs”), the Individual Retirement Custodial Account Agreement governing the IRAs requires The Bank of New York Mellon (“BNYM”), as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder’s instructions. However, if no voting instructions are received, BNYM may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other Dreyfus IRA shareholders. Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNYM will vote the IRA shares in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other Dreyfus IRA shareholders.

Shares of Dreyfus Variable Investment Fund-Money Market Portfolio have been offered only to separate accounts established by insurance companies (“Participating Insurance Companies”) to fund variable annuity contracts and variable life insurance policies (collectively referred to as the “Policies”). As the owner of all of the assets held in such separate accounts, the Participating Insurance Companies are the record owners of such Fund’s shares. However, pursuant to applicable laws, Fund shares held in a separate account which are attributable to Policies will be voted by the relevant Participating Insurance Company in accordance with instructions received from the holders of the Policies (“Policyowners”). Participating Insurance Companies have agreed to solicit instructions from Policyowners holding Fund shares in the relevant separate account as of the record date of the Meeting and to vote by proxy the shares at the Meeting according to such instructions. To be effective, voting instructions must be received by Participating Insurance Companies prior to the close of business on Friday, November 13, 2009. Such instructions may be revoked at any time prior to the Meeting by written notice of revocation or another voting instructions form delivered to the relevant Participating Insurance Company. Participating Insurance Companies will vote by proxy (i) Fund shares as to which no timely instructions are received, (ii) Fund shares owned exclusively by the relevant Participating Insurance Company or its affiliates and (iii) Fund shares held in the separate account representing charges imposed by the relevant Participating Insurance Company against the separate account for or against the relevant proposal in the same proportion as the voting instructions received from Policyowners. Additional information regarding voting instruction rights is provided in the prospectus or statement of additional information for the Policies.

*         *         *

OTHER MATTERS

Each Fund’s Board is not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

Stockholders wishing to submit proposals for inclusion in a proxy statement for a Fund’s stockholder meeting subsequent to this Meeting, if any, must submit such proposals a reasonable period of time before the Fund begins to print and mail the proxy materials for such meeting.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the appropriate Fund, in care of Dreyfus Transfer, Inc., P.O. Box 9263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of this proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: September 15, 2009

SCHEDULE 1

The following is a list of times at which each Fund’s meeting will be held.

Name of Fund	Time of Stockholder Meeting

Dreyfus BASIC Money Market Fund, Inc.
Dreyfus Municipal Funds, Inc. --Dreyfus BASIC Municipal Money Market Fund --Dreyfus BASIC New Jersey Municipal Money Market Fund
Dreyfus BASIC U.S. Government Money Market Fund
Dreyfus Cash Management
Dreyfus Cash Management Plus, Inc.
Dreyfus Connecticut Municipal Money Market Fund, Inc.
Dreyfus Government Cash Management Funds --Dreyfus Government Cash Management --Dreyfus Government Prime Cash Management
Dreyfus Institutional Preferred Money Market Funds --Dreyfus Institutional Preferred Money Market Fund --Dreyfus Institutional Preferred Plus Money Market Fund
Dreyfus Liquid Assets, Inc.
Dreyfus Massachusetts Municipal Money Market Fund
Dreyfus Money Market Instruments, Inc. --Government Securities Series --Money Market Series
Dreyfus Municipal Cash Management Plus
Dreyfus Municipal Money Market Fund, Inc.
Dreyfus New York AMT-Free Municipal Money Market Fund
Dreyfus New York Municipal Cash Management
Dreyfus New Jersey Municipal Money Market Fund, Inc.
Dreyfus 100% U.S. Treasury Money Market Fund
Dreyfus Pennsylvania Municipal Money Market Fund
Dreyfus Tax Exempt Cash Management Funds --Dreyfus Tax Exempt Cash Management
Dreyfus Treasury & Agency Cash Management
Dreyfus Treasury Prime Cash Management
Dreyfus Variable Investment Fund --Money Market Portfolio
Dreyfus Worldwide Dollar Money Market Fund, Inc.
General Government Securities Money Market Fund, Inc. --General Government Securities Money Market Fund --General Treasury Prime Money Market Fund
General Money Market Fund, Inc.

SCHEDULE 2

PERTAINING TO SHARE OWNERSHIP

Set forth below for each Fund is information as to the number of shares of the Fund outstanding and those stockholders known by the Fund, if any, to own beneficially 5% or more of the Fund’s outstanding voting securities as of August 10, 2009.

Name of Fund and Number of Shares Outstanding	Name and Address of Stockholder	Amount of Shares Held	Percentage of Shares Held

Dreyfus BASIC Money Market Fund, Inc.	Wells Fargo Investments LLC FBO Customer Accounts Attn: Mutual Fund Operations 625 Marquette Ave. South 13th Floor Minneapolis, MN 55402-2323	248,515,697.650	24.1177%

Dreyfus BASIC Municipal Money Market Fund	F. Paul Ohadi Trust Chicago, IL 60609-3026	40,152,841.820	13.4333%

	Robert P. Garritano, Trustee Robert P. Garritano Declaration of Trust UA Steamboat Springs, CO 80477-4444	23,103,320.370	7.7293%

	Thomas A. Garritano Chicago, IL 60641-1144	20,458,480.580	6.8445%

	CMP P.O. Box 411144 Chicago, IL 60641-1144	16,475,925.030	5.5121%

Dreyfus BASIC New Jersey Municipal Money Market Fund	First Clearing, LLC Special Custody Account for the Exclusive Benefit of its Customers 2801 Market Street St. Louis, MO 63103-2523	9,692,016.080	8.6194%

	Herbert W. Glaser Old Tappan, NJ 07675-7434	8,290,347.050	7.3728%

	Sanford H. Glassman High Bridge, NJ 08829-0317	7,115,481.600	6.3280%

Dreyfus BASIC U.S. Government Money Market Fund	None

Dreyfus Cash Management
--Institutional Shares	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor E. Syracuse, NY 13057-1382	10,701,144,309.560	29.5799%

	Boston & Co. Attn: Cash Sweep 3 Mellon Bank Center Pittsburgh, PA 15259-0001	8,592,240,591.720	23.7505%

	J.P. Morgan Clearing Corp. (GAMA) FBO Federal Home Loan Mortgage CRP One Metrotech Center North Brooklyn, NY 11201-3832	2,157,861,627.990	5.9647%

	Wells Fargo Brokerage Services LLC 608 2nd Avenue South Minneapolis, MN 55479-0001	1,916,503,361.700	5.2976%

--Administrative Shares	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor E. Syracuse, NY 13057-1382	736,052,530.100	45.7380%

	Pershing LLC, for the Exclusive Benefit of its Customers Attn: Cash Mgmt Department One Pershing Plaza Jersey City, NJ 07399-0001	284,475,812.480	17.6772%

	Boston & Co. Attn: Cash Sweep 3 Mellon Bank Center Pittsburgh, PA 15259-0001	144,486,515.260	8.9783%

--Participant Shares	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor E. Syracuse, NY 13057-1382	874,383,850.200	73.4093%

--Investor Shares	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor E. Syracuse, NY 13057-1382	3,246,036,491.730	69.3274%

	Pershing LLC Attn: Cash Mgmt Department One Pershing Plaza Jersey City, NJ 07399-0001	662,842,660.569	14.1567%

--Agency Shares	MS & Co. FBO Sepracor Inc. 84 Waterford Drive Marlborough, MA 01752-7010	141,102,846.140	59.1850%

	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor E. Syracuse, NY 13057-1382	97,305,795.050	40.8145%

Dreyfus Cash Management Plus, Inc.
--Institutional Shares	Boston & Co. P.O. Box 534005 Pittsburgh, PA 15253-4005	1,410,413,867.270	32.3714%

	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor E. Syracuse, NY 13057-1382	344,723,199.770	7.9120%

	Teachers Retirement System of LA – LA Drop 8401 United Plaza Blvd., Ste. 3 Baton Rouge, LA 70809-7017	292,714,148.190	6.7183%

	Comerica Securities 201 West Fort Street, 3rd Floor Detroit, MI 48226-3215	256,190,253.360	5.8800%

	J.P. Morgan Clearing Corp. (GAMA) One Metrotech Center North Brooklyn, NY 11201-3832	254,954,591.780	5.8516%

--Administrative Shares	Morgan Keegan & Co., for the Exclusive Benefit of Customers 50 N. Front Street Memphis, TN 38103-2126	443,493,720.880	42.1788%

	Pershing LLC Attn: Cash Mgmt Department One Pershing Plaza Jersey City, NJ 07399-0001	158,260,644.990	15.0515%

	Boston & Co. Attn: Cash Sweep 3 Mellon Bank Center Pittsburgh, PA 15259-0001	154,716,627.720	14.7144%

	Wells Fargo Brokerage Services LLC 608 2nd Avenue South Minneapolis, MN 55479-0001	98,750,529.920	9.3917%

	BNP Paribas Prime Brokerage, Inc. Charles Ricottone 787 7th Avenue, 8th Floor New York, NY 10019-6018	65,112,866.760	6.1926%

--Participant Shares	First Republic Bank Investment Division 111 Pine Street San Francisco, CA 94111-5602	229,290,692.330	40.0152%

	Pershing LLC, for the Exclusive Benefit of Its Customers Attn: Cash Mgmt Department One Pershing Plaza Jersey City, NJ 07399-0001	183,376,544.290	32.0024%

--Investor Shares	Pershing LLC Attn: Cash Mgmt Department One Pershing Plaza Jersey City, NJ 07399-0001	717,794,744.060	52.5497%

	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor E. Syracuse, NY 13057-1382	142,233,416.900	10.4129%

	Hunt Construction Group Florida David Smith Scottsdale, AZ 85253-4460	69,853,000.000	5.1139%

--Agency Shares	MBC Investments Corporation c/o Bank of New York Mellon Corp. Attn: Delaware Fin. Dep. 4001 Kennett Pike, Suite 218 2 Greenville Crossing Greenville, DE 19807-2029	1,045.110	100%

--Service Shares	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor E. Syracuse, NY 13057-1382	3,413,161.350	51.0356%

	Citibank NA FBO VIA Source Premium Reserve Account 111 Wall Street 15th Floor, Zone 8 New York, NY 10005	3,274,642.280	48.9644%

--Select Shares	Reliance Trust Co. FBO Integrity Investments 1100 Abernathy Road Atlanta, GA 30328-5620	7,379,704.280	100%

Dreyfus Connecticut Municipal Money Market Fund, Inc.	Pershing LLC P.O. Box 2052 Jersey City, NJ 07399-0001	37,301,521.290	17.1508%

	Janney Montgomery Scott LLC 1801 Market Street Philadelphia, PA 19103-1628	36,874,772.600	16.9546%

	BNY Mellon, N.A. as agent for Andrew J. Knuth Weston, CT 06883-2625	12,542,661.440	5.7670%

Dreyfus Government Cash Management
--Institutional Shares	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor E. Syracuse, NY 13057-1382	12,773,188,380.650	39.2686%

	Boston & Co. P.O. Box 534005 Pittsburgh, PA 15253-4005	7,148,602,547.750	21.9770%

--Administrative Shares	Pershing Attn: Cash Mgmt Services Harborside Financial Center III 6th Floor Jersey City, NJ 07311	532,983,334.550	39.5832%

	Morgan Keegan & Co., for the Exclusive Benefit of Customers 50 N. Front Street Memphis, TN 38103-2126	371,207,592.050	27.5686%

	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor E. Syracuse, NY 13057-1382	271,095,698.910	20.1335%

--Participant Shares	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor E. Syracuse, NY 13057-1382	200,197,390.090	47.5217%

	BNP Paribas Prime Brokerage, Inc. Charles Ricottone 787 7th Avenue, 8th Floor New York, NY 10019-6018	44,504,997.510	10.5643%

--Investor Shares	Pershing LLC Attn: Cash Mgmt Department One Pershing Plaza Jersey City, NJ 07399-0001	1,335,896,963.850	47.9300%

	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor E. Syracuse, NY 13057-1382	1,177,780,443.390	42.2571%

--Agency Shares	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor E. Syracuse, NY 13057-1382	83,925,548.820	95.9044%

Dreyfus Government Prime Cash Management
--Institutional Funds	Boston & Co. Attn: Cash Sweep 3 Mellon Bank Center Pittsburgh, PA 15259-0001	2,000,118,873.710	42.1276%

	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor E. Syracuse, NY 13057-1382	1,350,981,773.910	28.4551%

	Pershing LLC Attn: Cash Mgmt Department One Pershing Plaza Jersey City, NJ 07399-0001	327,855,212.710	6.9055%

--Administrative Shares	Pershing LLC Attn: Cash Mgmt Department One Pershing Plaza Jersey City, NJ 07399-0001	94,412,287.440	18.8854%

	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor E. Syracuse, NY 13057-1382	77,489,482.980	15.5003%

	First Republic Bank Investment Division 111 Pine Street San Francisco, CA 94111-5602	41,060,563.580	8.2134%

	Banc of America Securities LLC Money Market Funds Omnibus 200 North College Street Floor 3 Charlotte, NC 28255-0001	29,092,585.940	5.8194%

--Participant Shares	Jefferies & Company, Inc., for the Benefit of Our Customers 34 Exchange Place Plaza III, Suite 705 Jersey City, NJ 07302-3885	217,239,952.280	26.8860%

	National Financial Services Corp., for the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 5th Floor One World Financial Center 200 Liberty Street New York, NY 10281-1003	174,537,045.610	21.6010%

	Pershing LLC Attn: Cash Mgmt Department One Pershing Plaza Jersey City, NJ 07399-0001	156,885,870.690	19.4164%

	First Republic Bank Investment Division 111 Pine Street San Francisco, CA 94111-5602	110,802,112.840	13.7130%

	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor E. Syracuse, NY 13057-1382	89,137,622.800	11.0318%

--Investor Shares	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor E. Syracuse, NY 13057-1382	510,385,577.260	61.4602%

	Pershing LLC Attn: Cash Mgmt Department One Pershing Plaza Jersey City, NJ 07399-0001	189,367,927.060	22.8035%

--Agency Shares	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor E. Syracuse, NY 13057-1382	30,193,178.800	98.3677%

Dreyfus Institutional Preferred Money Market Fund
--Prime Shares	UTIMCO 401 Congress Avenue Suite 2800 Austin, TX 78701-3794	2,733,939,906.440	42.0678%

	Mellon Bank, N.A. Capital Markets Customers One Mellon Bank Center Room 151-0440 Pittsburgh, PA 15258-0001	1,124,155,220.450	17.2977%

	SunTrust Bank – Omnibus For Business Sweep Attn: Corp. Treasury 303 Peachtree Street, Suite 1130 Atlanta, GA 30308-3201	1,000,000,000.000	15.3873%

	Boston & Co. c/o Mellon Bank N.A. Attn: Cash Sweep 3 Mellon Bank Center Pittsburgh, PA 15259-0001	633,445,315.270	9.7470%

	Hare & Co. Next Day Sweep Account Attn: STIF Dept. 111 Sanders Creek Pkwy E. Syracuse, NY 13057-1382	360,229,604.590	5.5429%

--Reserve Shares	Comerica Bank 201 West Fort Street - 3rd Fl. Detroit, MI 48226-3215	1,279,608,852.390	77.7733%

	Wells Fargo Securities LLC Attn: Money Funds Mail Code NC 0675 Bldg 1B1 1525 West W.T. Harris Blvd. Charlotte, NC 28262-8522	363,200,604.540	22.0749%

Dreyfus Institutional Preferred Plus Money Market Fund	Boston & Co. c/o Mellon Bank N.A. Attn: Cash Sweep Unit Equity Funds 3 Mellon Bank Center AIM 153-3602 Pittsburgh, PA 15259-0001	842,562,430.670	93.2758%

	Dreyfus Corporation Attn: Fund Accounting 200 Park Avenue, 7th Floor New York, NY 10166-0005	54,337,000.210	6.0154%

Dreyfus Liquid Assets, Inc.
--Class 1	None

--Class 2	Citigroup Global Markets Inc. 333 West 34th Street New York, NY 10001-2402	3,401,360,442.540	97.4417%

Dreyfus Massachusetts Municipal Money Market Fund	Saturn & Co. c/o Investors Bank & Trust Co. P.O. Box 9130 Boston, MA 02117-9130	97,916,328.950	34.9091%

	Banc of America Securities LLC Money Market Funds Omnibus 200 North College Street Floor 3 Charlotte, NC 28255-0001	30,500,737.110	10.8742%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	26,085,554.900	9.3000%

	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	25,359,322.550	9.0411%

Dreyfus Money Market Instruments, Inc. --Government Securities Series	Citigroup Global Markets Inc. Attn: Proprietary Fund Operations 333 West 34th Street New York, NY 10001-2402	577,041,100.000	84.7641%

Dreyfus Money Market Instruments, Inc. --Money Market Series	Citigroup Global Markets Inc. Attn: Proprietary Fund Operations 333 West 34th Street New York, NY 10001-2402	1,519,439,560.280	98.0112%

Dreyfus Municipal Cash Management Plus
--Institutional Shares	Boston & Co. Attn: Cash Sweep 3 Mellon Bank Center Pittsburgh, PA 15259-0001	314,662,714.650	27.5090%

	Wells Fargo Brokerage Services LLC Attn: Michelle Herrick 608 2nd Avenue South Minneapolis, MN 55479-0001	295,958,899.400	25.8739%

	Mac & Co. Attn: MPWM Operations Mutual Fund Unit P.O. Box 534005 Pittsburgh, PA 15253-4005	150,722,581.540	13.1768%

	Bank of America NA As Custodian for Cash Omnibus Attn: Money Market Express 135 South LaSalle Street Mail Code IL4-135-18-11 Chicago, IL 60603-4177	114,605,000.000	10.0192%

	J.P. Morgan Clearing Corp. (GAMA) One Metrotech Center North Brooklyn, NY 11201-3832	83,403,348.170	7.2914%

--Administrative Shares	Morgan Keegan & Co., Inc., for the Exclusive Benefit of Customers 50 N. Front Street Memphis, TN 38103-2126	454,616,200.200	52.3706%

	Pershing LLC Attn: Cash Mgmt Department One Pershing Plaza Jersey City, NJ 07399-0001	360,457,136.520	41.5238%

--Participant Shares	First Republic Bank Investment Division 111 Pine Street San Francisco, CA 94111-5602	40,928,633.010	81.1399%

	Pershing LLC, for the Exclusive Benefit of Its Customers Attn: Cash Mgmt Department One Pershing Plaza Jersey City, NJ 07399-0001	8,718,988.170	17.2851%

--Investor Shares	Pershing LLC Attn: Cash Mgmt Department One Pershing Plaza Jersey City, NJ 07399-0001	319,039,921.970	86.2674%

--Agency Shares	MS & Co. C/F Newtom Management LLC c/o Web Specialists, Inc. 401 N. Michigan Avenue Suite 1200 Chicago, IL 60611-4264	12,700,935.380	93.2073%

Dreyfus Municipal Money Market Fund, Inc.	Boston & Co. c/o Mellon Trust P.O. Box 534005 Pittsburgh, PA 15253-4005	463,220,313.820	47.8217%

	Robert W. Baird & Co. Omnibus Account for the Exclusive Benefit of Customers P.O. Box 672 Milwaukee, WI 53201-0672	61,541,961.290	6.3534%

	Janney Montgomery Scott LLC 1801 Market Street Philadelphia, PA 19103-1628	59,326,045.460	6.1247%

	Pershing Cash Mgmt Services One Pershing Plaza Harborside Financial Center III 6th Floor Jersey City, NJ 07399-0001	48,801,747.740	5.0382%

Dreyfus New York AMT-Free Municipal Money Market Fund	Pershing Cash Mgmt Services One Pershing Plaza Harborside Financial Center III 6th Floor Jersey City, NJ 07399-0001	57,725,816.720	17.7668%

	Larry A. Wohl New York, NY 10075-1831	16,329,642.390	5.0259%

Dreyfus New York Municipal Cash Management
--Institutional Shares	Boston & Co. Attn: Cash Sweep 3 Mellon Bank Center Pittsburgh, PA 15259-0001	445,996,169.190	74.2982%

	J.P. Morgan Clearing Corp. (GAMA) One Metrotech Center North Brooklyn, NY 11201-3832	43,027,588.440	7.1679%

	Reliance Trust Co. 1100 Abernathy Road 500 Northpark Suite 400 Atlanta, GA 30328	42,763,630.700	7.1240%

--Administrative Shares	Banc of America Securities LLC Money Market Funds Omnibus 200 North College Street Floor 3 Charlotte, NC 28255-0001	31,025,995.920	38.2525%

	Pershing LLC Attn: Cash Mgmt Department One Pershing Plaza Jersey City, NJ 07399-0001	25,432,544.750	31.3562%

	Cosmos Associates c/o Paramount Group Inc. 1633 Broadway Suite 1801 New York, NY 10019-6748	20,123,102.840	24.8101%

	Stifel, Nicolaus & Co., Inc., for the Exclusive Benefit of Customers 501 North Broadway St. Louis, MO 63102-2110	4,503,134.760	5.5520%

--Participant Shares	First Republic Bank Investment Division 111 Pine Street San Francisco, CA 94111-5602	18,883,254.880	56.7337%

	Hudson Valley Bank N.A. Attn: Trust Department 21 Scarsdale Road Yonkers, NY 10707-3204	12,742,628.630	38.2845%

--Investor Shares	Pershing Attn: Cash Mgmt Services Harborside Financial Center III 6th Floor Jersey City, NJ 07399-0001	326,368,649.370	74.7103%

	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor E. Syracuse, NY 13057-1382	106,312,551.720	24.3364%

--Agency Shares	MBC Investments Corporation c/o Bank of New York Mellon Corp. Attn: Delaware Fin. Dep. 4001 Kennett Pike, Suite 218 2 Greenville Crossing Greenville, DE 19807-2029	1,033.260	100%

Dreyfus New Jersey Municipal Money Market Fund, Inc.	Boston & Co. P.O. Box 534005 Pittsburgh, PA 15253-4005	110,828,201.480	20.4270%

	Stifel, Nicolaus & Co., Inc. One Financial Plaza 501 North Broadway St. Louis, MO 63102-2131	77,449,500.730	14.2749%

	Janney Montgomery Scott LLC Mutual Funds Department 1801 Market Street Philadelphia, PA 19103-1628	70,624,407.170	13.0170%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	62,518,297.720	11.5229%

Dreyfus 100% U.S. Treasury Money Market Fund	Wells Fargo Investments LLC FBO Customer Accounts Attn: Mutual Fund Operations 625 Marquette Avenue South 13th Floor Minneapolis, MN 55402-2323	103,489,016.800	7.2595%

	First Clearing, LLC Special Custody Account for the Exclusive Benefit of its Customers 2801 Market Street St. Louis, MO 63103-2523	94,027,121.810	6.5958%

Dreyfus Pennsylvania Municipal Money Market Fund	Janney Montgomery Scott LLC Central Asset Accounting Operations 1801 Market Street Philadelphia, PA 19103-1628	192,950,048.430	66.2825%

	Pershing Cash Mgmt Services One Pershing Plaza Harborside Financial Center III 6th Floor Jersey City, NJ 07399-0001	30,850,104.790	10.5977%

	Stifel, Nicolaus & Co., Inc., for the Exclusive Benefit of Customers 500 N. Broadway Saint Louis, MO 63102-2110	27,743,784.760	9.5306%

Dreyfus Tax Exempt Cash Management
--Institutional Shares	Boston & Co. Attn: Cash Sweep 3 Mellon Bank Center Pittsburgh, PA 15259-0001	1,165,274,106.550	21.0645%

	J.P. Morgan Clearing Corp. One Metrotech Center North Brooklyn, NY 11201-3832	477,248,000.480	8.6271%

	Pershing LLC Attn: Cash Mgmt Department One Pershing Plaza Jersey City, NJ 07399-0001	399,926,383.210	7.2294%

	Citizens Bank c/o Investment Management Services 870 Westminster Street Providence, RI 02903-4089	290,929,428.020	5.2591%

	National Financial Services Corp., for the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 5th Floor One World Financial Center 200 Liberty Street New York, NY 10281-1003	284,657,755.440	5.1457%

--Administrative Shares	Pershing LLC Attn: Cash Mgmt Department One Pershing Plaza Jersey City, NJ 07399-0001	269,372,503.200	57.6678%

	Robert W. Baird & Co. Omnibus Account for the Exclusive Benefit of Customers P.O. Box 672 Milwaukee, WI 53201-0672	92,395,059.830	19.7801%

	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor E. Syracuse, NY 13057-1382	59,600,644.320	12.7594%

--Participant Shares	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor E. Syracuse, NY 13057-1382	57,202,165.380	59.0431%

	Laba & Co. 135 South LaSalle Street Chicago, IL 60603-4177	21,708,665.490	22.4073%

	Saturn & Co. c/o Investors Bank & Trust Company Mail Code FPG 90 P.O. Box 9130 Boston, MA 02117-9130	16,030,181.800	16.5461%

--Investor Shares	Pershing, for the Exclusive Benefit of Bank One Money Fund Customer Accounts Harborside Financial Center III 6th Floor Jersey City, NJ 07311	429,893,692.330	73.0799%

	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor E. Syracuse, NY 13057-1382	59,727,320.080	10.1534%

	Boston & Co. P.O. Box 534005 Pittsburgh, PA 15253-4005	33,692,037.180	5.7275%

--Agency Shares	Amegy Bank National Association 4400 Post Oak Pwky Floor 5 Houston, TX 77027-3423	5,802,904.950	99.9822%

Dreyfus Treasury & Agency Cash Management
--Institutional Shares	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor E. Syracuse, NY 13057-1382	4,675,183,396.470	32.9574%

	Boston & Co. P.O. Box 534005 Pittsburgh, PA 15253-4005	4,283,237,326.180	30.1944%

	Chicago Mercantile Exchange Customer Segregated Account Attn: Clearing House 20 South Wacker Drive Chicago, IL 60606-7408	1,463,029,100.790	10.3135%

--Administrative Shares	Boston & Co. Attn: Cash Sweep 3 Mellon Bank Center Pittsburgh, PA 15259-0001	163,807,225.490	22.1244%

	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor E. Syracuse, NY 13057-1382	150,425,289.420	20.3170%

	Pershing LLC, for the Exclusive Benefit of Its Customers Attn: Cash Mgmt Department One Pershing Plaza Jersey City, NJ 07399-0001	133,241,885.150	17.9962%

--Participant Shares	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor E. Syracuse, NY 13057-1382	200,009,996.280	54.0952%

	Jefferies & Company, Inc., for the Benefit of Our Customers 34 Exchange Place Plaza III, Suite 705 Jersey City, NJ 07302-3885	81,154,238.430	21.9492%

	Zions First National Bank Attn: Trust Operations Dept. P.O. Box 30880 Salt Lake City, UT 84130-0880	52,598,941.350	14.2260%

--Investor Shares	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor E. Syracuse, NY 13057-1382	1,442,779,978.330	57.4492%

	Pershing LLC Attn: Cash Mgmt Department One Pershing Plaza Jersey City, NJ 07399-0001	286,673,735.680	11.4149%

	Zions First National Bank Attn: Trust Operations Dept. P.O. Box 30880 Salt Lake City, UT 84130-0880	221,821,903.340	8.8326%

	Mellon Financial Operations Attn: AIS Operations Mellon Client Service Center 500 Ross Street Rm. 154-0940 Pittsburgh, PA 15262-0001	193,658,000.000	7.7112%

--Agency Shares	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor E. Syracuse, NY 13057-1382	101,901,454.660	97.8240%

--Premier Shares	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor E. Syracuse, NY 13057-1382	44,811,054.680	99.9977%

--Service Shares	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor E. Syracuse, NY 13057-1382	4,546,445.140	84.6421%

	Reliance Trust Co. FBO Integrity Investments 1100 Abernathy Road Atlanta, GA 30328-5620	510,791.120	9.5095%

--Select Shares	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor E. Syracuse, NY 13057-1382	11,290,023.520	55.4092%

	TD Bank National Association P.O. Box 1034 Cherry Hill, NJ 08034-0009	7,955,338.900	39.0432%

	Band & Co. c/o US Bank 1555 North Rivercenter Drive Suite 302 Milwaukee, WI 53212-3958	1,130,369.880	5.5476%

Dreyfus Treasury Prime Cash Management
--Institutional Shares	Boston & Co. c/o Mellon Bank N.A. Attn: Cash Sweep 3 Mellon Bank Center Pittsburgh, PA 15259-0001	6,312,047,252.800	31.7074%

	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor E. Syracuse, NY 13057-1382	4,529,505,708.710	22.7531%

	BNP Paribas Prime Brokerage, Inc. Charles Ricottone 787 7th Avenue, 8th Floor New York, NY 10019-6018	1,045,972,211.490	5.2542%

--Administrative Shares	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor E. Syracuse, NY 13057-1382	747,451,144.860	47.5883%

	Pershing LLC Attn: Cash Mgmt Department One Pershing Plaza Jersey City, NJ 07399-0001	473,414,387.640	30.1411%

	BNP Paribas Prime Brokerage, Inc. Charles Ricottone 787 7th Avenue, 8th Floor New York, NY 10019-6018	116,688,491.440	7.4293%

	Banc of America Securities LLC Money Market Funds Omnibus 200 North College Street Floor 3 Charlotte, NC 28255-0001	100,792,898.290	6.4172%

--Participant Shares	First Republic Bank Investment Division 111 Pine Street San Francisco, CA 94111-5602	395,403,380.600	14.6678%

	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor E. Syracuse, NY 13057-1382	306,018,970.270	11.3520%

	Stifel, Nicolaus & Co., Inc., for the Exclusive Benefit of Customers 500 N. Broadway Saint Louis, MO 63102-2110	282,048,537.910	10.4628%

	Pershing LLC, for the Exclusive Benefit of Its Customers Attn: Cash Mgmt Department One Pershing Plaza Jersey City, NJ 07399-0001	263,084,114.470	9.7593%

	Jefferies & Company, Inc., for the Benefit of Our Customers 34 Exchange Place Plaza III, Suite 705 Jersey City, NJ 07302-3885	249,563,306.360	9.2577%

	Morgan Keegan & Co., Inc., for the Exclusive Benefit of Customers 50 N. Front Street Memphis, TN 38103-2126	219,327,040.180	8.1361%

	Saturn & Co. c/o Investors Bank & Trust Company Mail Code FPG 90 P.O. Box 9130 Boston, MA 02117-9130	209,523,773.880	7.7724%

--Investor Shares	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor E. Syracuse, NY 13057-1382	1,579,673,765.370	33.8793%

	Pershing LLC Attn: Cash Mgmt Department One Pershing Plaza Jersey City, NJ 07399-0001	1,464,217,543.510	31.4031%

	First Republic Bank Investment Division 111 Pine Street San Francisco, CA 94111-5602	456,427,915.220	9.7890%

	Boston & Co. Attn: Cash Sweep 3 Mellon Bank Center Pittsburgh, PA 15259-0001	350,325,731.800	7.5134%

--Agency Shares	Dow Chemical/Rohm & Haas Newport Office VII 480 Washington Blvd, 29th Fl. Jersey City, NJ 07310-205	26,344,092.030	94.8212%

	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway 2nd Floor E. Syracuse, NY 13057-1382	1,416,732.060	5.0993%

Dreyfus Variable Investment Fund --Money Market Portfolio	AGL Life Assurance Company 610 West Germantown Pike Suite 460 Plymouth Meeting, PA 19462-1058	162,074,212.750	44.8710%

	Transamerica Life Insurance Co. 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	126,560,476.730	35.0389%

	First Transamerica Life Insurance Co. Separate Account VA-2LNY Accounting Department Attn: FMG Operational Accounting 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	37,341,748.180	10.3382%

Dreyfus Worldwide Dollar Money Market Fund, Inc.	Wells Fargo Investments LLC FBO Customer Accounts Attn: Mutual Fund Operations 625 Marquette Ave. South 13th Floor Minneapolis, MN 55402-2323	100,285,688.342	16.2439%

General Government Securities Money Market Fund
--Class A	The Bank of New York Mellon, as agent for One Bryant Park LLC c/o The Durst Organization 1 Bryant Park, Floor 49 New York, NY 10036-6715	21,037,432.860	20.7843%

	The Bank of New York Mellon, as agent for The Atlantic Foundation of New York 125 Park Avenue, 21st Floor New York, NY 10017-8502	5,364,428.900	5.2999%

--Class B	Stifel, Nicolaus & Co., Inc., for the Exclusive Benefit of Customers 500 N. Broadway Saint Louis, MO 63102-2110	479,677,318.310	25.7112%

	Morgan Keegan & Co., Inc., for the Exclusive Benefit of Customers 50 N. Front Street Memphis, TN 38103-2126	465,845,758.210	24.9698%

	Pershing LLC, for the Exclusive Benefit of Its Customers Attn: Cash Mgmt Department One Pershing Plaza Jersey City, NJ 07399-0001	285,489,758.080	15.3026%

	Robert W. Baird & Co. Omnibus Account for the Exclusive Benefit of Customers P.O. Box 672 Milwaukee, WI 53201-0672	216,501,281.080	11.6047%

	Janney Montgomery Scott LLC Mutual Funds Department 1801 Market Street Philadelphia, PA 19103-1628	154,536,527.050	8.2833%

	SWS Securities Inc. Attn: Money Market 1201 Elm Street Dallas, TX 75270-2002	119,056,671.290	6.3816%

General Money Market Fund, Inc.	Stifel, Nicolaus & Co., Inc. Donald E. Weierstall 500 North Broadway St. Louis, MO 63102-2131	3,544,368,386.140	28.3740%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	2,348,737,195.730	18.8025%

	Robert W. Baird & Co. Omnibus Account for the Exclusive Benefit of Customers P.O. Box 672 Milwaukee, WI 53201-0672	1,942,400,739.260	15.5496%

	Morgan Keegan & Co., Inc., for the Exclusive Benefit of Customers 50 N. Front Street Memphis, TN 38103-2126	1,003,827,236.120	8.0360%

	Southwest Securities Inc. FBO Susan Rae Braatz, as IRA Custodian Dallas, TX 75250-9002	802,226,584.450	6.4221%

	Janney Montgomery Scott LLC John Gallo 1801 Market Street Philadelphia, PA 19103-1628	767,978,040.150	6.1479%

General Treasury Prime Money Market Fund
--Class A	Crowell Weedon & Co., for the Exclusive Benefit of Customers 624 South Grand Ave. Suite 2510 Los Angeles, CA 90017-3329	33,480,334.590	56.5000%

	Morgan Keegan & Co., Inc., for the Exclusive Benefit of Customers 50 N. Front Street Memphis, TN 38103-2126	13,163,761.850	22.2146%

	Janney Montgomery Scott LLC Mutual Funds Department 1801 Market Street Philadelphia, PA 19103-1628	7,588,620.550	12.8062%

--Class B	Stifel, Nicolaus & Co., Inc., for the Exclusive Benefit of Customers 500 North Broadway St. Louis, MO 63102-2110	641,432,931.860	38.7720%

Pershing LLC, for the Exclusive Benefit of Its Customers Attn: Cash Mgmt Department One Pershing Plaza Jersey City, NJ 07399-0001	357,085,469.700	21.5844%

Crowell Weedon & Co., for the Exclusive Benefit of Customers 624 South Grand Avenue Suite 2510 Los Angeles, CA 90017-3329	143,309,220.170	8.6625%

SWS Securities Inc. Attn: Money Market 1201 Elm Street Dallas, TX 75270-2002	117,728,909.910	7.1162%

Robert W. Baird & Co. Omnibus Account for the Exclusive Benefit of Customers P.O. Box 672 Milwaukee, WI 53201-0672	102,073,236.000	6.1699%

Janney Montgomery Scott LLC 1801 Market Street Philadelphia, PA 19103-1628	95,465,602.730	5.7705%

EXHIBIT A

CURRENT FUND FUNDAMENTAL INVESTMENT RESTRICTION

REGARDING BORROWING

Dreyfus BASIC Municipal Money Market Fund

Dreyfus BASIC U.S. Government Money Market Fund

Dreyfus Cash Management

Dreyfus Connecticut Municipal Money Market Fund, Inc.

Dreyfus Government Cash Management

Dreyfus Massachusetts Municipal Money Market Fund

Dreyfus Money Market Instruments, Inc.

--Government Securities Series

--Money Market Series

Dreyfus Municipal Cash Management Plus

Dreyfus New York AMT-Free Municipal Money Market Fund

Dreyfus New York Municipal Cash Management

Dreyfus New Jersey Municipal Money Market Fund, Inc.

Dreyfus 100% U.S. Treasury Money Market Fund

Dreyfus Pennsylvania Municipal Money Market Fund

Dreyfus Tax Exempt Cash Management

Dreyfus Treasury & Agency Cash Management

Dreyfus Treasury Prime Cash Management

General Government Securities Money Market Fund

General Money Market Fund, Inc.

General Treasury Prime Money Market Fund

“The Fund may not borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund’s total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund’s total assets, the Fund will not make any additional investments.”

*         *        *

Dreyfus Cash Management Plus, Inc.

Dreyfus Variable Investment Fund

--Money Market Portfolio

“The Fund may not borrow money, except (i) from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund’s total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made and (ii) in connection with the entry into reverse repurchase agreements to the extent described in the Fund’s Prospectus. While borrowings described in clause (i) exceed 5% of the value of the Fund’s total assets, the Fund will not make any additional investments.”

*         *        *

Dreyfus Municipal Money Market Fund, Inc.

“The Fund may not borrow money, except from banks for temporary or emergency purposes and not for investment, in an amount up to (a) 15% of the value of the Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made or (b) one-third of the value of its total assets (including the amount borrowed) in order to meet redemption request which otherwise might require the untimely disposition of securities. While borrowings under (a) exceed 5% of the value of the Fund’s total assets, the Fund will not make any additional investments.”

*         *        *

EXHIBIT B

CURRENT FUND FUNDAMENTAL INVESTMENT RESTRICTION

REGARDING LENDING

Dreyfus BASIC Money Market Fund, Inc.

Dreyfus BASIC New Jersey Municipal Money Market Fund

Dreyfus Institutional Preferred Money Market Fund

Dreyfus Institutional Preferred Plus Money Market Fund

Dreyfus Worldwide Dollar Money Market Fund, Inc.

“The Fund may not make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of the Fund’s total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund’s Board.”

*         *        *

Dreyfus BASIC U.S. Government Money Market Fund

Dreyfus Liquid Assets, Inc.

Dreyfus Money Market Instruments, Inc.

--Money Market Series

“The Fund may not make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements.”

*         *        *

Dreyfus Cash Management

Dreyfus 100% U.S. Treasury Money Market Fund

Dreyfus Treasury & Agency Cash Management

Dreyfus Treasury Prime Cash Management

General Government Securities Money Market Fund

General Money Market Fund, Inc.

General Treasury Prime Money Market Fund

“The Fund may not make loans to others, except through the purchase of debt obligations.”

*         *        *

Dreyfus Cash Management Plus, Inc.

“The Fund may not make loans to others, except through the purchase of debt obligations and except that the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of the Fund’s total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund’s Board.”

*         *        *

Dreyfus BASIC Municipal Money Market Fund

Dreyfus Connecticut Municipal Money Market Fund, Inc.

Dreyfus Massachusetts Municipal Money Market Fund

Dreyfus Municipal Cash Management Plus

Dreyfus Municipal Money Market Fund, Inc.

Dreyfus New York AMT-Free Municipal Money Market Fund

Dreyfus New York Municipal Cash Management

Dreyfus New Jersey Municipal Money Market Fund, Inc.

Dreyfus Pennsylvania Municipal Money Market Fund

Dreyfus Tax Exempt Cash Management

“The Fund may not make loans to others, except through the purchase of qualified debt obligations and the entry into repurchase agreements.”

*         *        *

Dreyfus Government Cash Management

Dreyfus Money Market Instruments, Inc.

--Government Securities Series

“The Fund may not make loans to others, except through the purchase of debt obligations. However, the Fund may lend securities to brokers, dealers or other institutional investors, but only when the borrower deposits collateral consisting of cash or U.S. Treasury securities with the Fund and agrees to maintain such collateral so that it amounts at all times to at least 100% of the value of the securities loaned. Such loans will not be made, if, as a result, the aggregate value of the securities loaned exceeds 20% of the value of the Fund’s total assets.”

*         *        *

Dreyfus Government Prime Cash Management

“The Fund may not make loans to others, except through the purchase of debt obligations. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of the Fund’s total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund’s Board.”

*         *        *

Dreyfus Variable Investment Fund

--Money Market Portfolio

“The Fund may not lend any funds or other assets, except through the purchase of bonds, debentures or other debt securities, or the purchase of bankers’ acceptances, commercial paper of corporations, and repurchase agreements. However, the Fund may lend its portfolio securities to the extent set forth in its Prospectus. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund’s Board.”

EXHIBIT C

Dreyfus BASIC Municipal Money Market Fund

Dreyfus Cash Management

Dreyfus Cash Management Plus, Inc.

Dreyfus Connecticut Municipal Money Market Fund, Inc.

Dreyfus Government Cash Management

Dreyfus Massachusetts Municipal Money Market Fund

Dreyfus Money Market Instruments, Inc.

--Government Securities Series

--Money Market Series

Dreyfus Municipal Cash Management Plus

Dreyfus New Jersey Municipal Money Market Fund, Inc.

Dreyfus New York AMT-Free Municipal Money Market Fund

Dreyfus New York Municipal Cash Management

Dreyfus Pennsylvania Municipal Money Market Fund

Dreyfus Tax Exempt Cash Management

Dreyfus Treasury & Agency Cash Management

Dreyfus Treasury Prime Cash Management

General Government Securities Money Market Fund

General Money Market Fund, Inc.

“The Fund may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.”

*         *        *

Dreyfus Municipal Money Market Fund, Inc.

“The Fund may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except for the purchase, to the extent permitted by Section 12 of the 1940 Act, of shares of registered unit investment trusts whose assets consist substantially of Municipal Obligations.”

*         *        *

[NAME OF FUND]

The undersigned stockholder(s) of __________________ (the “Fund”), hereby appoint(s) ________ and ________, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on Friday, September 4, 2009, at a Special Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, at ______, on Monday, November 16, 2009 and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the proxy statement for the meeting.

Please mark boxes in blue or black ink.

1.         To approve changes to fundamental policies and investment restrictions relating to borrowing and/or lending as follows:

A.	With respect to Funds in Group A only, to approve amending the Fund’s policy regarding borrowing;

For /__/	Against /__/	Abstain /__/

B.	With respect to Funds in Groups A and B, to approve amending the Fund’s policy regarding lending.

For /__/	Against /__/	Abstain /__/

2.         To approve changes to fundamental policies and investment restrictions as follows:

A.	With respect to Funds in Group C only, to permit investment in additional money market instruments;

For /__/	Against /__/	Abstain /__/

B.	With respect to Funds in Group D only, to permit investment in other investment companies.

For /__/	Against /__/	Abstain /__/

3.         To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

3 EASY WAYS TO VOTE YOUR PROXY

1.         Call Toll-Free 1-___-___-____, enter the control number listed below and follow the recorded instructions; or

2.         Visit the Internet website www.________.com. enter the control number listed below and follow the instructions on the website; or

3.	Return this Proxy Card, signed and dated, in the enclosed postage-paid envelope.
*	*	* CONTROL NUMBER: ________

THIS PROXY IS SOLICITED BY THE FUND’S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each shareholder is requested to sign, but only one signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Stockholders and Proxy Statement is acknowledged.

Dated: ________ __, 2009

_________________________
Signature(s)

_________________________
Signature(s)

If you are NOT voting by Telephone or Internet,

Please Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope